SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         LONG ISLAND FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                   LONG ISLAND FINANCIAL CORP.
                        ONE SUFFOLK SQUARE
                    ISLANDIA, NEW YORK 11722
                           516-348-0888



            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Long Island Financial Corp.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Long Island Financial Corp. (the "Company"). will be held at the WYNDHAM WIND WATCH HOTEL, 1717 Motor Parkway, Hauppauge, New York 11788 on April 21, 1999 at 3:30 p.m. (local time), for the following purposes:

         1. To elect five (5) directors.
         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 19, 1999 as the record date for determination of Stockholders entitled to notice of and to vote at the meeting, and only Stockholders of record on said date will be entitled to receive notice of and to vote at said meeting.

                                          By Order of the Board of Directors

                                             /S/ Douglas C. Manditch
                                          _______________________________
                                          Douglas C. Manditch
                                          President and Chief Executive Officer



March 24, 1999


                       IMPORTANT - PLEASE MAIL OR PHONE IN
                          YOUR PROXY PROMPTLY, WHETHER
                 YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT

                              1999 PROXY STATEMENT

                           LONG ISLAND FINANCIAL CORP.
                               ONE SUFFOLK SQUARE
                            ISLANDIA, NEW YORK 11722

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be held April 21, 1999

                               GENERAL INFORMATION


         This Proxy Statement and the accompanying form of proxy are being furnished to the Stockholders (the "Stockholders") of Long Island Financial Corp. (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on April 21, 1999 at 3:30 p.m. (local time) at the WYNDHAM WIND WATCH HOTEL, 1717 Motor Parkway, Hauppauge, New York, and at any adjournments thereof.

         The approximate date on which this Proxy Statement and form of proxy are first being sent or given to Stockholders is March 24, 1999.

The Proxy

         This proxy is solicited by the Board of Directors of the Company for use at the Meeting and at any adjournments thereof.

         If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to or at the Meeting, all shares represented thereby will be voted at the Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company. The solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company. The entire cost of this solicitation will be borne by the Company. Should the Company, in order to solicit proxies, request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A stockholder may revoke his proxy at any time prior to exercise of the authority conferred thereby, either by written notice received by the Company or by the Stockholder's oral revocation at the Meeting. Such written notice should be mailed to Carmelo Vizzini, Secretary, Long Island Financial Corp., One Suffolk Square, Islandia, New York 11722. Attendance at the Meeting will not in and of itself revoke a proxy.

Capital Stock Outstanding and Record Date

         The Board of Directors has fixed the close of business on March 19, 1999 as the record date for determination of Stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote at the Meeting 1,776,326 shares, par value $.01 per share, of the Company's Common Stock ("Company Stock"), its only authorized and issued class of stock. Each of the outstanding shares of the Company Stock is entitled to one vote at the Meeting with respect to each matter to be voted upon. A majority of the outstanding shares of Company Stock entitled to vote,
present  in  person  or  represented  by  proxy,   shall  constitute  a  quorum.
Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting for the transaction of business.

         A stockholder may, with respect to the election of directors: (i) vote for the election of all five nominees; (ii) withhold authority to vote for all such nominees; or (iii) withhold authority to vote for any such nominees by so indicating in the appropriate space on the proxy. Directors shall be elected by a plurality of the votes cast by stockholders holding shares of Company Stock entitled to vote for the election of directors.

         Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

         To the knowledge of Management, as of the record date, March 19, 1999, there is no person owning beneficially or of record more than 5% of the outstanding shares of the Company Stock.

                              ELECTION OF DIRECTORS

         The Board of Directors currently consists of fifteen directors and is divided into three classes. Each of the fifteen members of the Board of Directors of the Company also serves on the Board of Directors of Long Island Commercial Bank (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

         The names of the five nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of February 28, 1999. Each of the nominees listed below has consented to being named in this proxy statement and to serve if elected, and the Board has no reason to believe that any nominee will decline or be unable to serve, if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of all nominees proposed by the Board of Directors. Proxies returned or phoned in by Stockholders and not revoked will be voted for the election of the nominees listed below as directors unless Stockholders instruct otherwise on the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

     The following table sets forth, as of February 28, 1999, the names of the nominees, the continuing directors, and the executive officers of the Company, as well as their ages; a brief description of their recent experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which his/her term as director of the Company expires. All executive officers of the Company and the Bank are serving one-year terms. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of February 28, 1999 by each director and all directors and executive officers as a group.



                                                                                                      Shares of
                           Length of                                                                  Common Stock
                           Service as                Principal Occupation                             Beneficially
                           Director and              During Last 5 Years                              Owned            Percent
Name                       Expiration                and Directorships of                             Number of        of
and Age                    of Term                   Public Companies (a)                             Shares           Total
---------------------------------------------------------------------------------------------------------------------------
NOMINEES
Harvey Auerbach            Since 1989                President of Brookwood Communities, Inc.,        65,932            3.71
(72)                       Expires 1999              a real estate development and management
                                                     company, located in Coram, New York

Perry B. Duryea, Jr.       Since 1989                Chairman of the Board of the Bank and            21,377            1.20
(77)                       Expires 1999              Company; Chairman of Perry B.Duryea
                                                     & Son, Inc., a seafood business located in
                                                     Montauk, New York. Mr. Duryea was
                                                     Speaker of the New York Assembly and
                                                     also served as its Minority Leader

Frank J. Esposito          Since 1989                General Partner in Trio Investments and          88,484            4.98
(63)                       Expires 1999              affiliated companies, a real estate
                                                     development company located in St.James
                                                     New York

Roy M. Kern, Sr.           Since 1989                Vice Chairman of the Board of the Bank           31,018            1.75
(65)                       Expires 1999              and Company; Former President of Bragg
                                                     Medical Group, Inc., a firm which provides
                                                     billing and financial services to the medical
                                                     community and is located in Kings Park,
                                                     New York  (Retired)

Douglas C. Manditch        Since 1989                President and Chief Executive Officer of the     15,813            .89
(51)                       Expires 1999              Bank and Company who joined the Bank in
                                                     1987, then in formation



DIRECTORS CONTINUING IN OFFICE:

John L. Ciarelli, Esq.     Since 1989                Partner in the law firm of Ciarelli &            3,291             .19
(52)                       Expires 2000              Dempsey located in Melville, New York.
                                                     Formerly, Mr. Ciarelli served as Assistant
                                                     District Attorney for Suffolk County

Donald Del Duca            Since 1989                Owner and Manager of Lumbia Associates,          40,837            2.30
(64)                       Expires 2001              a real estate company located in Islip, New
                                                     York

Waldemar Fernandez         Since 1989                Vice President of Geneva Leasing Corp., a        9,025             .51
(50)                       Expires 2000              leasing company located in Commack, New
                                                     York

Gordon A. Lenz             Since 1990                Chief Executive Officer of New York State        30,000            1.69
(62)                       Expires 2001              Business Group/Conference Associates,
                                                     Inc., an insurance brokerage firm
                                                     specializing in providing health care
                                                     benefits, located in East Patchogue,
                                                     New York

Walter J. Mack, MD         Since 1989                Formerly Director of Radiology at                16,000            .90
(68)                       Expires 2001              Southampton Hospital (Retired)

Werner S.                  Since 1990                Real Estate Investor                             10,000            .56
Neuburger                  Expires 2000
(63)

Thomas F.                  Since 1989                President of Thomas F. Roberts Associates,       4,904             .28
Roberts, III               Expires 2001              Inc., located in Babylon, New York.
(59)                                                 Previously, Mr. Roberts held the position of
                                                     Executive Vice President in charge of Real
                                                     Estate development for Seamen's Bank for
                                                     Savings

Alfred Romito              Since 1989                President of East Islip Lumber Company           26,664            1.50
(61)                       Expires 2001              Inc., located in East Islip, New York

Sally Ann                  Since 1989                President of Slacke Test Boring, Inc.,           450               .03
Slacke                     Expires 2000              located in Kings Park, New York. Ms.
(65)                                                 Slacke serves as Chairperson of the Board of
                                                     Trustees of the Suffolk County Community
                                                     College, the Suffolk County Women's
                                                     Business Enterprise Coalition and the Long
                                                     Island Regional Economic Development Council

John C. Tsunis, Esq.       Since 1990                An Attorney and President of Tsunis              36,302            2.04
(48)                       Expires 2000              Associates, Inc., a real estate development
                                                     and management company


Thomas Buonaiuto                                     Vice President and Treasurer                     4,194             .24
(33)                                                 of the Company; Executive
                                                     Vice President and Chief
                                                     Financial Officer of the Bank

Carmelo Vizzini                                      Vice President and Secretary                     6,037             .34
(53)                                                 of the Company; Executive
                                                     Vice President and Chief
                                                     Lending Officer of the Bank

All Directors and Executive Officers
as a group (17 persons)                                                                               410,328
23.10%

                  (a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each.

         All of the current executive officers of the Bank have been employed by the Bank for at least five years.

                             EXECUTIVE COMPENSATION

         The following table sets forth the aggregate compensation for services in all capacities paid by the Company and the Bank, for the years ended December 31, 1998, 1997 and 1996 to the chief executive officer and to each executive officer of the Company or the Bank whose aggregate direct compensation exceeded $100,000 for such year.


                                                                                                        Long Term
                                                       Annual Compensation                          Compensation Awards

                                          Annual          Other             All
                                          Compensation    Annual            Other               Restricted
                                          Salary          Compensation      Compensation        Stock              Awards
Name & Principal Position      Year       (1)(3)(6)       (7)               (1)(4)(5)           Awards ($)(2)      Opt.(#)(2)
-------------------------      ----       -----------     -------------     ------------        -------------      ----------
Douglas C. Manditch            1998       $196,169        $6,000            $9,600              N/A                N/A
President and Chief            1997       $161,698        ---               $4,750              N/A                N/A
Executive Officer              1996       $134,231        ---               $1,367              N/A                N/A

Thomas Buonaiuto               1998       $105,639        ---               $6,089              N/A                N/A
Executive Vice President
and Chief Financial Officer

Carmelo Vizzini                1998       $106,069        ---               $6,364              N/A                N/A
Executive Vice President
and Chief Lending Officer

(1) For 1996, 1997 and 1998 there were no (a) perquisites over the lesser $50,000 or 10% of the individuals total salary for the year; (b) payments of above-market or preferential earnings on deferred compensation; (c) payment of earning with respect to long-term incentive plans prior to settlement; (d) preferential discounts on stock; (e) tax payment reimbursements.
(2) For 1996, 1997 and 1998 there were no payouts or awards under any long-term incentive plan because the Bank did not maintain any restricted stock, stock options or other long-term incentive plan.
(3) Includes amount, if any, deferred pursuant to Section 401(k) of the Internal Revenue Code (26 U.S.C.) under the Bank's 401(k) Plan.
(4) The amounts for 1996, 1997 and 1998 shown represent the Bank's matching contributions to the 401(k) Plan.
(5) The Bank maintains several contributory and non-contributory medical, dental, life and disability plans covering all officers and employees.
(6) Messrs. Manditch, Buonaiuto and Vizzini have use of company automobiles. Includes the personal use portion of the cost as associated with said automobile.
(7)      Director Fees.

Benefits

1. The Bank's officers and employees are covered by a group health insurance plan (which includes health, major medical and dental coverage), a long-term disability income plan and a group life insurance plan. In January 1996, the Bank adopted a 401(k) Profit Sharing Plan. The officers participate in all such plans on the same basis, and to the same extent, as other Bank employees.

2. 401K Plan. The Bank maintains a 401 (K) Plan which covers all full-time employees. Employees may contribute up to $10,000 of their eligible annual gross compensation. Employee contributions are matched, to a maximum of six percent of an employee's annual gross compensation, by Bank contributions. Employees are fully vested in their own contributions and vested in the Bank's matching contributions at a percentage basis, based on the years of service.

3. Incentive Stock Option Plans. At a special meeting on December 8, 1998, the stockholders approved the Long Island Financial Corp. 1998 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes the granting of options to purchase 175,000 shares of common stock of the Company. All officers and other employees of the Company and directors who are not also serving as employees of the Company are eligible to receive awards under the Stock Option Plan. Options under this plan are either non-statutory stock options or incentive stock options. Each option entitles the holder to purchase one share of the Common Stock at an exercise price equal to the fair market value on the date of grant. There were no awards granted in 1998.

                             DIRECTORS COMPENSATION

         Fee Arrangements. In 1998, each Director of the Bank received compensation of $500 for each Board meeting attended and $100 for each committee meeting attended. In addition to such fees, in 1998 the Chairman of the Board received an annual retainer of $12,000.

Section 16(a) Beneficial Ownership Reporting Compliance

         The Company is required to identify any director, officer, or person who owns more than ten percent of a class of equity securities who failed to timely file with the Securities and Exchange Commission a required report relating to ownership and changes in ownership of the Company's equity securities. Based on information provided to the Company by such persons, all officers and directors of the Company made all required filings during the fiscal year ended December 31, 1998. The Company does not know of any person beneficially owning more than 10% of a class of equity securities.

Transactions with Certain Related Persons

         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

         Applicable New York law imposes conditions and limitations on a commercial bank's loans to its directors and executive officers that are comparable in most respects to the conditions and limitations imposed under federal law, as discussed above. However, New York law does not affect loans to stockholders owning 10% or more of the commercial bank's stock. Loans to an executive officer, other than loans for the education of the officer's children and certain loans secured by the officer's residence, may not exceed the lesser of (a) $100,000 or (b) the greater of $25,000 or 2.5% of the Bank's capital stock, surplus fund and undivided profits.

         From time to time the Bank makes mortgage loans and consumer loans to its executive officers and directors and to members of the immediate families of its executive officers and directors, to the extent consistent with applicable laws and regulations. Such loans are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not and will not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1998, such loans totaled approximately $2.2 million.

         The Bank currently retains Mr. Tsunis as an attorney, for the closing of real estate loans. His fees are paid by the borrowers and are based on the amount of the loan. For the most recent fiscal year, fees paid to the Tsunis law firm by the Bank did not exceed 5% of the revenue of the firm. In addition, Mr. Lenz is the Chief Executive Officer of New York State Business Group/Conference Associates, Inc. Fees paid to Mr. Lenz's company by the Bank did not exceed 5% of the revenue of the company during the most recent fiscal year.

Committees and Meetings of the Board of Directors of the Company

The Board of Directors of the Company held one (1) meeting during 1998.

          The Executive Committee   of the Company consists of Messrs. Duryea
(Chairman), Auerbach, Del Duca, Esposito, Kern, Lenz, Manditch, Romito, and Tsunis. The Executive Committee is authorized to exercise certain powers of the Board of Directors in the interim period between meetings of the Board. The Committee did not meet in 1998.

         The Nominating Committee of the Company has the authority to (a) nominate candidates for election to the Board of Directors; (b) to review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section 6 (c)(ii) of Article I of these Bylaws in order to determine compliance with such Bylaws and (c) to recommend to the Whole Board nominees for election to the Board of Directors to replace those Directors whose terms expire at the annual meeting of stockholders next ensuing. The members of the Nominating Committee are Messrs. Duryea, Auerbach, Del Duca, Esposito, Kern, Lenz, Manditch, Romito and Tsunis. The Nominating Committee did not meet in 1998.

         The Board of Directors of the Company does not have a standing audit, or compensation committee or committees performing similar functions.

Committees and Meetings of the Board of Directors of the Bank

         Prior to the formation of the Company, and the acquisition of the Bank, the Bank was operated by a Board of Directors which maintained an Executive Committee, an Examining Committee, Loan Committee, Investment Committee, Insurance Committee and Personnel Committee. During the year 1998, the Board of Directors of the Bank met 12 times and no director attended fewer than 75% of the Board meetings or of the committee meetings on which such director was a member other than Walter J. Mack, M.D, who attended 8 of 12 meetings. The Executive Committee met 12 times, the Examining Committee met 4 times, the Loan Committee met 21 times and the Investment Committee met 7 times. The Insurance Committee and Personnel Committee did not meet in 1998.

                                PERFORMANCE GRAPH

     The following graph sets forth a comparison of the cumulative total stockholder return on the Company's Common Stock, since the Company began trading on the Nasdaq National Market on January 14, 1998, with the cumulative total return on the Nasdaq Market Index and the SNL Index of Banks with less than two-hundred-fifty-million dollars ($250,000,000) in assets over the same period, assuming the investment of $100 in each on January 14, 1998, and the reinvestment of all dividends.


                                  (GRAPH ILLUSTRATION)



                                                               Period Ending
                                      -------------------------------------------------------
Index                                 1/14/98        3/31/98     6/30/98        9/30/98        12/31/98
-------------------------------------------------------------------------------------------------------
Long Island Financial Corp.           100.00         102.03      97.89          78.15          73.16
NASDAQ - Total US                     100.00         118.60      122.03         110.48         142.49
SNL $250M Bank Asset-Size Index       100.00         111.52      108.12         93.65          93.89

     On January 28, 1999, Long Island Financial Corp. became the holding company of Long Island Commercial Bank and the common stock began trading on the Nasdaq Stock Market's National Market under the symbol "LICB". On January 14, 1998 the common stock of Long Island Commercial Bank began trading on the Nasdaq Stock Market's National Market under the symbol "LGCB". Prior to that, the common stock was traded infrequently on the over-the-counter market through the OTC Electronic Bulletin Board. The common stock began trading on April 11, 1996.

                                    INDEPENDENT AUDITORS

The independent public accounting firm of KPMG has acted as the Bank's independent auditors for 1998 and it is anticipated that the same firm will be selected to perform the same duties for the current year for the Bank and the Company. Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

                                    ADDITIONAL INFORMATION

Stockholder Proposals

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders, a Stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than August 26, 1999. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at a Special or Annual Meeting

         The Bylaws of the Company set forth the procedures by which a Stockholder may properly bring business before a meeting of Stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a Stockholder to properly bring business before an annual meeting. The Stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to Stockholders, notice by the Stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to Stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by Stockholders must include the Stockholder's name and address, as they appear on the Company's record of Stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such Stockholder and any material interest of such Stockholder in the proposed business. In the case of nomination to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any Stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Date:    March 24, 1999

By Order of the Board of Directors

/S/ Carmelo Vizzini
__________________________
Carmelo Vizzini, Secretary